UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 __________________
FORM 8-K __________________

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2022

__________________

HEALTHCARE AI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)
__________________

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-41145 (Commission File Number)	98-1585450 (I.R.S. Employer Identification No.)
190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands (Address of principal executive offices)	KY1- 9008 (Zip Code)
(345) 815-8548 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	HAIAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	HAIA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	HAIAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 19, 2022, Healthcare AI Acquisition Corp. (the “Company”) received a deficiency letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that it was not in compliance with Section 5250(c) of Nasdaq Rules regarding the Qualification, Listing and Delisting of Companies (the “Nasdaq Listing Rules”) as a result of its failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”) through the SEC’s EDGAR System.

On April 1, 2022, the Company filed Notification of Late Filing on Form 12b-25 (the “Form 12b-25”), indicating that the filing of its Form 10-K will be delayed. Although the Company has dedicated significant resources to the completion of finalizing its audited consolidated financial statements and related disclosures for inclusion in the Form 10-K, the Company was unable to complete and file the Form 10-K prior to April 15, 2022, the extension period provided by the Form 12b-25. Additional time was needed by the Company to complete its review of the financial statements included in the Form 10-K in order to ensure a complete, accurate Annual Report. The delay was due primarily to additional information and investigation needed in relation to the Company’s financial statements to complete the audit.

Under the Nasdaq Listing Rules, the Company has 60 calendar days from the date of the deficiency letter to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules. On April 21, 2022, the Company has filed the Form 10-K to cure its filing deficiency and regain compliance with the Nasdaq Listing Rules.

Item 8.01Other Events.

On April 22, 2022, the Company issued a press release regarding the matters described in this Item 3.01. A copy of the press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2022

HEALTHCARE AI ACQUISITION CORP.

By: /s/ Simon Lyall-Cottle
Name: Simon Lyall-Cottle
Title: Chief Executive Officer